                              INDEMNIFICATION AGREEMENT


    This INDEMNIFICATION AGREEMENT made and entered into as of September   ,
1996, by and between Coleman Natural Products, Inc., a Delaware corporation
(the "Company"), and            (the "Indemnitee");

    WHEREAS, highly competent persons are becoming more reluctant to serve corporations as directors, officers or in other capacities unless they are provided with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the Company; and

    WHEREAS, the current difficulties of obtaining adequate insurance have increased the difficulty of attracting and retaining such persons; and

    WHEREAS, the Board of Directors has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

    WHEREAS, the Amended and Restated Bylaws of the Company (the "Bylaws") provide for the indemnification of the officers and directors of the Company to the fullest extent permitted by the General Corporation Law of the State of Delaware (the "GCL"); and

    WHEREAS, in recognition of the foregoing, and in part to provide the Indemnitee with specific contractual assurance that the protection promised by the Bylaws will be available to the Indemnitee (regardless of, among other things, any amendment to or revocation of the Bylaws or any change in the composition of the Company's Board of Directors or acquisition of the Company), the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to the Indemnitee to the full extent permitted by law and as set forth in this Agreement; and

    WHEREAS, the GCL specifically contemplates that agreements may be entered into between the Company and its directors or officers with respect to their indemnification; and

    WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

    WHEREAS, the Indemnitee is willing to serve, continue to serve and take on additional service for or on behalf of the Company on the condition that he or she be so indemnified.

    NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and the Indemnitee do hereby covenant and agree as follows:

    SECTION 1. INDEMNIFICATION. The Company shall indemnify the Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof or to such greater extent as such laws may thereafter from time to time permit. Without diminishing the scope of the indemnification provided by this Section 1, the rights of indemnification of the Indemnitee provided hereunder shall include but shall not be limited to those rights hereinafter set forth, except that no indemnification shall be paid to the Indemnitee:

         (a) On account of any suit in which judgment is rendered against the Indemnitee for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

         (b) On account of the Indemnitee's conduct which is finally adjudged to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct;

         (c)  To the extent expressly prohibited by applicable law;

         (d) For which payment is actually made to the Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, the Company's Certificate of Incorporation or Bylaws (collectively, the "Charter Documents"), or agreement, except in respect of any excess beyond payment under such insurance, clause, Charter Document or agreement;

         (e) If a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both the Company and the Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to the appropriate court for adjudication); or

         (f) In connection with any proceeding (or part thereof) initiated by the Indemnitee, or any proceeding by the Indemnitee against the Company or its directors, officers, employees or other Indemnitees, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Company, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under applicable law, or (iv) except as provided in Sections 11 and 12 hereof.

    SECTION 2. ACTION OR PROCEEDING OTHER THAN AN ACTION BY OR IN THE RIGHT OF THE COMPANY. The Indemnitee shall be entitled to the indemnification rights provided in this section if he or she is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture, trust, or by reason of anything done or not done by him or her in any such capacity. Pursuant to this section, the Indemnitee shall be indemnified against all expenses (including attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense or appeal thereof), if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

    SECTION 3. ACTIONS BY OR IN THE RIGHT OF THE COMPANY. The Indemnitee shall be entitled to the indemnification rights provided in this section if he or she is a person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another entity, including, but not limited to, another corporation, partnership, joint venture, trust, or by reason of anything done or not done by him or her in any such capacity. Pursuant to this section, the Indemnitee shall be indemnified against all expenses (including attorneys' fees), costs and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense or appeal thereof) if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that no such indemnification shall be made in respect of any claim, issue, or matter as to which applicable law expressly prohibits such indemnification by reason of any adjudication of liability of the Indemnitee to the Company, unless and only to the extent that, the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses and costs which such court shall deem proper.

    SECTION 4. INDEMNIFICATION FOR COSTS, CHARGES AND EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Agreement, to the extent that the Indemnitee has served as a witness on behalf of the Company or has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 2 and 3 hereof, or in defense of any claim, issue or matter therein, including, without limitation, the dismissal of any action without prejudice, he or she shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case.

    SECTION 5. PARTIAL INDEMNIFICATION. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses (including attorneys' fees), costs, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with the investigation, defense, appeal or settlement of such suit, action, investigation or proceeding described in Section 2 or 3 hereof, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such expenses (including reasonable attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or her to which the Indemnitee is entitled.

    SECTION 6. DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION. Upon written request by the Indemnitee for indemnification pursuant to Section 2 or 3 hereof, the entitlement of the Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such determination, and indemnification shall be made by the Company promptly upon such determination: (a) the Board of Directors of the Company by a majority vote of Disinterested Directors (as defined in Section 17 below), even though less than a quorum; (b) if there are no such directors, or if such directors so direct, by Independent Counsel (as defined in Section 17 below) in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee, (c) by the stockholders or (d) if a Change in Control has occurred and the Indemnitee so requests, in a written opinion rendered by Independent Counsel chosen by the Indemnitee and not reasonably objected to by the Board of Directors. Except with regard to subsection (d), such Independent Counsel shall be selected by the Board of Directors and approved by the Indemnitee. Upon failure of the Board to so select such Independent Counsel or upon failure of the Indemnitee to so approve (or in the case of subsection (d), if Indemnitee fails to select or the Board fails to approve such Independent Counsel) such Independent Counsel shall be selected by the Chancellor of the State of Delaware or such other person as the Chancellor shall designate to make such selection. Such determination of entitlement to indemnification shall be made not later than 45 days after receipt by the Company of a written request for indemnification. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to the Indemnitee. Any costs or expenses (including attorneys' fees) incurred by the Indemnitee in connection with his or her request for indemnification hereunder shall be borne by the Company. The Company hereby indemnifies and agrees to hold the Indemnitee harmless therefrom irrespective of the outcome of the determination of the Indemnitee's entitlement to indemnification. If the person making such determination shall determine that the Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

    SECTION 7. PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS. The Secretary of the Company shall, promptly upon receipt of the Indemnitee's request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in Section 6 that the Indemnitee has made such request for indemnification. Upon making such request for indemnification, the Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 45 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and the Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in Section 2 or 3 hereof by judgment, order, settlement or conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself: (a) create a presumption that the Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that the Indemnitee had reasonable cause to believe that his or her conduct was unlawful; or (b) otherwise adversely affect the rights of the Indemnitee to indemnification except as may be provided herein.

    SECTION 8. ADVANCEMENT OF EXPENSES AND COSTS. All reasonable expenses and costs incurred by the Indemnitee (including attorneys' fees, retainers and advances of disbursements required of the Indemnitee) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding at the request of the Indemnitee within twenty days after the receipt by the Company of a statement or statements from the Indemnitee requesting such advance or advances from time to time. The Indemnitee's entitlement to such expenses shall include those incurred in connection with any proceeding by the Indemnitee seeking an adjudication or award in arbitration pursuant to this Agreement.
Such statement or statements shall reasonably evidence the expenses and costs incurred by him or her in connection therewith and shall include or be accompanied by an undertaking by or on behalf of the Indemnitee to repay such amount if it is ultimately determined that the Indemnitee is not entitled to be indemnified against such expenses and costs by the Company as provided by this Agreement or otherwise.

    SECTION 9. REMEDIES OF THE INDEMNITEE IN CASES OF DETERMINATION NOT TO INDEMNIFY OR TO ADVANCE EXPENSES. In the event that a determination is made that the Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 6 and 7, or if expenses are not advanced pursuant to Section 8, the Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Delaware or any other court of competent jurisdiction of his or her entitlement to such indemnification or advance. Alternatively, the Indemnitee at his or her option may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, such award to be made within sixty days following the filing of the demand for arbitration. The Company shall not oppose the Indemnitee's right to seek any such adjudication or award in arbitration or any other claim. Such judicial proceeding or arbitration shall be made de novo and the Indemnitee shall not be prejudiced by reason of a determination (if so made) that he or she is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of Section 6 or Section 7 hereof that the Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertions to the contrary. If the court or arbitrator shall determine that the Indemnitee is entitled to any indemnification hereunder, the Company shall pay all reasonable expenses (including attorneys' fees) and costs actually incurred by the Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellant proceedings).

    SECTION 10. NOTIFICATION AND DEFENSE OF CLAIM. Promptly after receipt by the Indemnitee of notice of the commencement of any action, suit or proceeding, the Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company in writing of the commencement thereof; but the omission to so notify the Company will not relieve it from any liability that it may have to the Indemnitee otherwise than under this Agreement or, to the extent such failure has not materially prejudiced the rights of the Company to defend any such claim, under this Agreement. Notwithstanding any other provision of this Agreement, with respect to any such action, suit or proceeding as to which the Indemnitee notifies the Company of the commencement thereof:

         (a) The Company will be entitled to participate therein at its own expense; and

         (b) Except as otherwise provided in this Section 10(b), to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election to so assume the defense thereof, the Company shall not be liable to the Indemnitee under this Agreement for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Indemnitee shall have the right to employ his or her own counsel in such action, suit or proceeding, but the fees and expense of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of such action or
(iii) the Company shall not in fact have employed counsel to assume the defense of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which the Indemnitee shall have made the conclusion provided for in (ii) above.

         (c) The Company shall not be liable to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner that would impose any penalty or limitation on the Indemnitee without the Indemnitee's written consent. Neither the Company nor the Indemnitee will unreasonably withhold their consent to any proposed settlement.

    SECTION 11. OTHER RIGHTS TO INDEMNIFICATION. The indemnification and advancement of expenses (including attorneys' fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may now or in the future be entitled under any provision of a Charter Document, agreement, vote of stockholders or Disinterested Directors, provision of law or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, it being the intent of the Company that indemnification of the persons specified in Sections 2 and 3 of this Agreement shall be made to the fullest extent permitted by law.

    SECTION 12. ATTORNEYS' FEES AND OTHER EXPENSES TO ENFORCE AGREEMENT. In the event that the Indemnitee is subject to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his or her rights under, or to recover damages for breach of, this Agreement, the Indemnitee, if he or she prevails in whole or in part in such action, shall be entitled to recover from the Company and shall be indemnified by the Company against any actual expenses for attorneys' fees and disbursements reasonably incurred by him or her.

    SECTION 13. DURATION OF AGREEMENT. This Agreement shall continue until and terminate upon the later of: (a) ten years after the Indemnitee has ceased to occupy any of the positions or have any relationships described in Sections 2 and 3 of this Agreement; and

(b) the final termination of all pending or threatened actions, suits, proceedings or investigations to which the Indemnitee may be subject by reason of the fact that he or she is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture or trust, or by reason of anything done or not done by him or her in any such capacity. The indemnification provided under this Agreement shall continue as to the Indemnitee even though he or she may have ceased to be a director or officer of the Company. This Agreement shall be binding upon the Company and its successors and assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, and shall inure to the benefit of the Indemnitee and his or her spouse, assigns, heirs, devises, executors, administrators or other legal representatives. Nothing in this Agreement shall confer upon the Indemnitee the right to continue in the employ of the Company or affect the right of the Company to terminate the Indemnitee's employment at any time in the sole discretion of the Company, with or without cause.

    SECTION 14. SEVERABILITY. If any provision or provisions of this Agreement shall be held invalid, illegal or unenforceable for any reason whatsoever, (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and
(b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifest by the provision held invalid, illegal or unenforceable.

    SECTION 15. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

    SECTION 16. HEADINGS. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

    SECTION 17.  DEFINITIONS.  For purposes of this Agreement:

         (a) "Disinterested Director" shall mean a director of the Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by the Indemnitee.

         (b) "Independent Counsel" shall mean legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for either the Company or the Indemnitee within the past five years. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee's right to indemnification under this Agreement.

         (c) "Change in Control" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 5(f) of
Schedule 14A of Regulation 14A promulgated under the Act, whether or not the Company is then subject to such reporting requirement; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities without the prior approval of the Board of Directors in office immediately prior to such acquisition, (ii) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or proxy contest, as a consequence of which members of the Board of Directors sitting immediately prior to such transaction or event constitute less than a majority of the Board thereafter, or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board, including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, cease for any reason to constitute at least a majority thereof.

         (d) "good faith." A person shall be deemed to have acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on the records or books of account of the Company or another enterprise, or on information supplied to him by the officers of the Company or another enterprise in the course of their duties, or on the advice of legal counsel for the Company or another enterprise or on information or records given or reports made to the Company or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or another enterprise.

    SECTION 18. LIABILITY INSURANCE. To the extent the Company maintains a directors and officers liability insurance policy, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer.

    SECTION 19. PERIOD OF LIMITATIONS. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

    SECTION 20. MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

    SECTION 21. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all the rights of recovery of the Indemnitee, who shall execute all instruments and documents required and shall do everything that may be necessary to secure such rights, including the execution of such instruments and documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

    SECTION 22. NO DUPLICATIVE PAYMENT. The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that the Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

    SECTION 23. NOTICES. All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand or courier, on the date of delivery, or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

         (a)  If to the Indemnitee, to:

              -------------------------
              -------------------------
              -------------------------

         (b)  If to the Company, to:

              Coleman Natural Products, Inc.
              5140 Race Court
              Denver, Colorado  80216
              Attention: President

         with a copy to:

              Susan L. Oakes, Esq.
              Ireland, Stapleton, Pryor & Pascoe, P.C.
              1675 Broadway, Suite 2600
              Denver, Colorado  80202

or to such other address as may be furnished to the Indemnitee by the Company or to the Company by the Indemnitee, as the case may be.

    SECTION 24. GOVERNING LAW. The parties hereto agree that this Agreement shall be governed by, construed and enforced in accordance with, the Laws of the State of Delaware.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                             COLEMAN NATURAL PRODUCTS, INC.



                             By:
                                -----------------------------
                             Its:
                                 ----------------------------

                             INDEMNITEE



                             ---------------------------------
                             Name Printed:
                                          --------------------